UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023 (May 22, 2023)

Gray Television, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	001-13796	58-0285030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

404-504-9828

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock (no par value)	GTN.A	New York Stock Exchange
common stock (no par value)	GTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2023, Gray Television, Inc. (the “Company”), announced the appointment of Sandra (“Sandy”) Breland, as the Company’s Executive Vice President and Chief Operating Officer, effective immediately. In this capacity, Ms. Breland will be the Company’s principal operating officer.

Ms. Breland, age 60, has been serving as the Company’s Senior Managing Vice President since March 2023, prior to which she was serving as the Company’s Senior Vice President of Local Media since January 2019. She joined the company upon the Company’s acquisition of Raycom Media, a broadcasting company, where she served as a Group Vice President since July 2008.

In connection with Ms. Breland’s appointment, Ms. Breland will receive an annual base salary of $775,000, pro-rated from May 22, 2023, and will be eligible to receive: (i) a target annual cash incentive opportunity for fiscal year 2023 under the Company’s annual non-equity incentive compensation program equal to 90% of her annual base salary, pro-rated from May 22, 2023, and (ii) an annual equity award for fiscal year 2023 under the Gray Television, Inc. 2022 Equity and Incentive Compensation Plan with a grant date fair value equal to 180% of her annual base salary, pro-rated from May 22, 2023, with (x) 50% of such award granted in restricted shares of the Company’s common stock which vests ratably over a three-year period at the end of February in each respective year and (y) 50% of such award granted in performance based shares of the Company’s common stock which can be earned in a range of 0% to 200% of the initial shares awarded, at the end of the three year period on February 28, 2026, based upon the average percent of target payout earned based on Company performance under the annual non-equity incentive program in 2024, 2025 and 2026. In addition, Ms. Breland has agreed to forfeit the pro-rated portion of her current annual incentive award granted to her for her role as the Company’s Senior Vice President of Local Media, pro-rated from May 22, 2023.

Ms. Breland is not party to any transactions with the Company that would be required to be disclosed pursuant to Item 404 of Regulation S-K of the Securities Exchange Act of 1934.

Item 7.01.	Regulation FD Disclosure.

On May 22, 2023, the Company issued a press release announcing the appointment of Ms. Breland, as described under Item 5.02, above.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information included in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press release issued by Gray Television, Inc. – May 22, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gray Television, Inc.

May 22, 2023	By:	/s/ James C. Ryan
	Name:	James C. Ryan
	Title:	Executive Vice President and Chief Financial Officer